SECOND AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT

         This Second Amendment to Amended and Restated Revolving Credit Agreement is made as of the 8th day of May, 1997 by and among

         Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia 23513;

         Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 2555 Ellsmere Avenue, Norfolk, Virginia;

         Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 2555 Ellsmere, Avenue, Norfolk, Virginia;

         BankBoston, N.A. (f/k/a The First National Bank of Boston),Nationsbank, N.A., Signet Bank, Crestar Bank, First Union National Bank of Virginia, Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender: and collectively, the "Lenders"); and

         BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

In consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                                   WITNESSETH:

         WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996 (as Amended by First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, collectively, the "Agreement"); and

         WHEREAS, the Agent, the Lenders, the Borrower, DTS and DTM desire to modify and amend the Agreement as provided herein.

         NOW, THEREFORE, it is hereby agreed as follows:

         1. Definitions . All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

         2.   Amendments to Section 9.

              (a) The provisions of Section 9.1 of the Agreement are hereby amended by deleting the words "seventy-five percent (75%)" appearing in clause
(B) thereof and substituting the words "sixty-five percent (65%)" in its stead.

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              (b) The provisions of Section 9.3 of the Agreement are hereby amended by deleting the chart setting forth the minimum ratios in its entirety and substituting the following in its stead:

        Quarterly Periods Ending                             Minimum Ratio
       ----------------------------------------             ---------------

         Each of the first three Fiscal
         Quarters of Fiscal Year 1996                            1.50:1.00

         Fiscal Year End 1996 and Fiscal
         Quarter ending March 31, 1997                           2.00:1.00

         Fiscal Quarters ending June 30, 1997,
         September 30, 1997 and December 31,
         1997.                                                   1.90:1.00

         Fiscal Quarter ending March 31, 1998
         and each Fiscal Quarter thereafter                      1.85:1.00


              (c) The provisions of Section 9.4 of the Agreement are hereby amended by deleting the maximum amount of capital expenditures for Fiscal Year 1997 only (which presently appears in the agreement as $25,000,000) and substituting the number $27,500,000 in its stead.

              (d) The provisions of Section 9.5 of the Agreement are hereby deleted in their entirety.

              (e) The provisions of Section 9.6 of the Agreement are hereby amended by deleting the covenants appearing in the Agreement for December 31, 1997 and each Fiscal Quarter End thereafter and substituting the following in their stead:


         Quarterly Periods Ending                                Minimum Ratio
         -------------------------------------------             -------------
         December 31, 1997 and March 31, 1998                      1.45:1.00

         June 30, 1998 and each Fiscal Quarter End
         thereafter                                                1.50:1.00


         3. Conditions to Effectiveness. This Second Amendment to Amended and Restated Revolving Credit Term and Loan Agreement shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders:

              (a) This Second Amendment to Amended and Restated Revolving Credit and Term Loan Agreement shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.

              (b) Each of the Lenders and the Agent shall have received a favorable opinion addressed to the Lenders and the Agent in form and substance satisfactory to the Lenders and the Agent from Messrs. Hofheimer, Nusbaum, McPhaul & Samuels.

              (c) All action on the part of the Obligors necessary for the valid execution, delivery and performance by the Obligors of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders. Each of the Lenders shall have received from each Obligor true copies of the resolutions adopted by its board of directors authorizing the transactions described herein, each certified by such Obligor's secretary to be true and complete.


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              (d) The Borrower shall have paid to the Agent and Lenders all fees and expenses then due and owing pursuant to Section 15 of the Agreement.

              (e) No Default or Event of Default shall have occurred and be continuing.

              (f) The Obligors shall have provided such additional instruments and documents to the Agent and the Lenders as the Agent and the Agent's counsel may have reasonably requested.

         4. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

         5.  Miscellaneous.

              (a) This Second Amendment and Restated Revolving Credit and Term Loan Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

              (b) This Second Agreement to Amended and Restated Revolving Credit and Term Loan Agreement expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.


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         IN WITNESS WHEREOF, the undersigned have hereunto executed this
Agreement as a sealed instrument as of the date first above written.

                                       DOLLAR TREE DISTRIBUTION, INC.

                                       By: /s/ Frederick C. Coble
                                             Name: Frederick C. Coble
                                             Title: Sr. Vice President, Finance

                                       DOLLAR TREE STORES, INC.

                                       By:/s/ Frederick C. Coble
                                             Name: Frederick C. Coble
                                             Title: Sr. Vice President, Finance

                                       DOLLAR TREE MANAGEMENT, INC.

                                       By:/s/ Frederick C. Coble
                                             Name: Frederick C. Coble
                                             Title: Sr. Vice President, Finance

                                       BANKBOSTON,N.A. (f/k/a THE FIRST
                                         NATIONAL BANK OF BOSTON),
                                         individually and as Agent

                                       By:/s/ Judith C.E. Kelly
                                             Name: Judith C.E. Kelly
                                             Title: Vice President

                                       NATIONSBANK, N.A.

                                       By: /s/ John L. Daniels
                                             Name: John L. Daniels
                                             Title: Senior Vice President

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                                       SIGNET BANK

                                       By: /S/ John P. Matson
                                             Name: John P. Matson
                                             Title: Executive Vice President

                                       CRESTAR BANK

                                       By:/s/ Bruce W. Nave
                                             Name: Bruce W. Nave
                                             Title: Vice President

                                       FIRST UNION NATIONAL BANK OF VIRGINIA

                                       By:/s/ R.H. Grattan
                                             Name: R.H. Grattan
                                             Title: Senior Vice President

                                       AMSOUTH BANK OF ALABAMA

                                       By: /s/ John J. Hooker
                                             Name: John J. Hooker
                                             Title: Commercial Banking Officer

                                       UNION BANK OF CALIFORNIA, N.A.
                                       By: /s/ Dana C. Fenwick
                                             Name: Dana C. Fenwick
                                             Title: Vice President



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